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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                  $380,000,000

                                TECO ENERGY, INC.

                              10.50% NOTES DUE 2007


                          REGISTRATION RIGHTS AGREEMENT

                                                               November 15, 2002

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629

Dear Sirs:

            TECO Energy, Inc., a Florida corporation (the "COMPANY"), proposes to issue and sell to Credit Suisse First Boston Corporation (the "INITIAL PURCHASER"), upon the terms set forth in a purchase agreement of even date herewith (the "PURCHASE AGREEMENT"), $380,000,000 aggregate principal amount of its 10.50% Notes due 2007 (the "INITIAL SECURITIES"). The Initial Securities will be issued pursuant to an Indenture, dated as of August 17, 1998 (the "INDENTURE"), among the Company and The Bank of New York, as trustee (the "TRUSTEE"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of the Initial Purchaser and the holders of the Securities (as defined below) (collectively the "HOLDERS"), as follows:

            1. Registered Exchange Offer. Unless not permitted by applicable law, the Company shall prepare and, not later than 60 days (such 60th day being a "FILING DEADLINE") after the date on which the Initial Purchaser purchases the Initial Securities pursuant to the Purchase Agreement (the "CLOSING DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Company issued under the Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "EXCHANGE
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SECURITIES"). The Company shall use its reasonable best efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act as soon as practicable and in any event within 120 days after the Closing Date (such 120th day being an "EFFECTIVENESS DEADLINE") and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

            If the Company commences the Registered Exchange Offer, the Company
(i) will be entitled to consummate the Registered Exchange Offer 30 days after such commencement (provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer) and (ii) will be required to consummate the Registered Exchange Offer no later than 40 days after the date on which the Exchange Offer Registration Statement is declared effective (such 40th day being the "CONSUMMATION DEADLINE").

            Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

            The Company, the Initial Purchaser and each Exchanging Dealer (as defined herein) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder that is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchaser elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, it is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.


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            The Company shall use its best efforts to keep the Exchange Offer
Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchaser have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

            If, upon consummation of the Registered Exchange Offer, the Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to the Initial Purchaser upon the written request of the Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by the Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (the "PRIVATE EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".

            In connection with the Registered Exchange Offer, the Company shall:

                        (a) mail to each Holder a copy of the prospectus forming
            part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (b) keep the Registered Exchange Offer open for not less
            than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                        (c) utilize the services of a depositary for the
            Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                        (d) permit Holders to withdraw tendered Securities at
            any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                        (e) otherwise comply with all laws applicable to the
            Registered Exchange Offer.


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            As soon as practicable after the close of the Registered Exchange
Offer or the Private Exchange, as the case may be, the Company shall:


                        (x) accept for exchange all the Securities validly
            tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                        (y) deliver to the Trustee for cancellation all the
            Initial Securities so accepted for exchange; and

                        (z) cause the Trustee to authenticate and deliver
            promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

            The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

            Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

            Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus

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forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated by the 160th day after the Closing Date, (iii) the Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or
(iv) any Holder is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "TRIGGER DATE"):

                        (a) The Company shall promptly (but in no event more
            than 60 days after the Trigger Date (such 60th day being a "FILING DEADLINE")) file with the Commission and thereafter use its best efforts to cause to be declared effective as soon as practicable and in any event no later than 120 days after the Trigger Date (such 120th day being an "EFFECTIVENESS DEADLINE") a registration statement (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                        (b) The Company shall use its reasonable best efforts to
            keep the Shelf Registration Statement continuously effective in order to permit the prospectus

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            included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) (the "SHELF REGISTRATION PERIOD"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law or otherwise permitted hereunder.

                        (c) Notwithstanding any other provisions of this
            Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and
            (ii) other than with respect to information included therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "HOLDERS' INFORMATION"), not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

            3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                        (a) The Company shall (i) furnish to the Initial
            Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of

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            Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                        (b) The Company shall give written notice to the Initial
            Purchaser, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                                    (i) when the Registration Statement or any
                        amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
                        amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the Commission of
                        any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv) of the receipt by the Company or its
                        legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) of the happening of any event that
                        requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be

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                        stated therein or necessary to make the statements
                        therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                        (c) The Company shall make every reasonable effort to
            obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.

                        (d) The Company shall furnish to each Holder of
            Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                        (e) The Company shall deliver to each Exchanging Dealer
            and the Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                        (f) The Company shall, during the Shelf Registration
            Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                        (g) The Company shall deliver to the Initial Purchaser,
            any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.


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                        (h) Prior to any public offering of the Securities
            pursuant to any Registration Statement the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                        (i) The Company shall cooperate with the Holders of the
            Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                        (j) Upon the occurrence of any event contemplated by
            paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus (other than the Holders' Information) will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company may delay filing and distributing any such supplement or amendment if there is a possible acquisition or business combination or other transaction involving the Company that would require disclosure in the Registration Statement or the related prospectus, and the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interest of the Company and its stockholders at such time; and provided, further, that the Company will not be entitled to delay filing or distributing any such supplement or amendment for more than twenty (20) days (whether or not consecutive) in any period of twelve (12) consecutive months. If the Company notifies the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus and discontinue disposition of such Securities until such Holder's

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            receipt of copies of the supplemental or amended prospectus or until advised in writing by the Company that use of the applicable prospectus may be resumed, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus or authorization to resume use of the applicable prospectus pursuant to this Section 3(j); provided, however, that such period of effectiveness including any such extension shall not exceed the holding period applicable to Rule 144(k) of the Securities Act or any substitution or modification thereof.

                        (k) Not later than the effective date of the applicable
            Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                        (l) The Company will comply with all rules and
            regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                        (m) The Company shall cause the Indenture to be
            qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                        (n) The Company may require each Holder of Securities to
            be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

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                        (o) The Company shall enter into such customary
            agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                        (p) In the case of any Shelf Registration, the Company
            shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; and, provided further, that such persons shall maintain in confidence and use solely for the purposes of exercising their rights under this Agreement any information that is reasonably and in good faith designated by the Company as confidential at the time of delivery of such information, until such time as (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such person, or
            (iv) such information becomes available to such person from a source other than the Company and, to the knowledge of such person after reasonable inquiry, such source is not bound by a confidentiality agreement.

                        (q) In the case of any Shelf Registration, the Company,
            if requested by Holders of a majority in aggregate principal amount of Securities covered thereby, their counsel or managing underwriter, if any, shall cause Palmer & Dodge LLP, counsel for the Company, to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement, and solely to the effect that:

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                                      (i) The Company has been duly incorporated
                          and is a validly existing corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Shelf Registration Statement and the related prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under the relevant agreement referred to in Section 3(o) hereof and the Indenture;

                                      (ii) Each of the Securities and the
                          Indenture has been duly authorized, executed and delivered by the Company; the Securities have been validly issued and conform as to legal matters to the description thereof contained in the prospectus, as then amended or supplemented; the Securities and the Indenture constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles; and the Securities are entitled to the benefits of the Indenture;

                                      (iii) No filing, registration, or
                          qualification with, or authorization, approval, consent, license, order or decree of, any court or governmental agency or body is necessary or required in connection with the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof or the Indenture or for the issuance or delivery of the Securities by the Company, except such as have been obtained or made under the Securities Act, the applicable rules and regulations thereunder, and the Trust Indenture Act or such as may be required under state securities laws as to which such counsel need express no opinion;

                                      (iv) The execution, delivery and
                          performance by the Company of the relevant agreement of the type referred to in Section 3(o) hereof, the Securities and the Indenture, and the consummation of the transactions contemplated by such agreement and in the Shelf Registration Statement, do not and will not, whether with or without the giving of notice or lapse of time or both, (i) violate, constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 2001 or any of the Company's Forms 10-Q or 8-K filed thereafter but on or prior to the date of such opinion, or (ii) violate (x) the charter or by-laws of the Company, (y) any applicable statute or rule or regulation, or (z) any judgment, order, writ or decree known to such counsel of any government, government instrumentality or court;

                                      (v) The Company is not an "investment
                          company" as defined in the Investment Company Act of 1940;

                                      (vi) The Indenture has been duly qualified
                          under the Trust Indenture Act;

                                      (vii) The relevant agreement referred to
                          in Section 3(o) hereof has been duly authorized, executed and delivered by the Company;

                                      (viii) The Company is exempt from the
                          provisions of the Public Utility Holding Company Act, except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies;

                                      (ix) The Shelf Registration Statement has
                          become effective under the Securities Act, the related prospectus, as amended or supplemented, was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion within the time period required by Rule 424(b) and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

                                      (x) The Shelf Registration Statement, the
                          related prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the statements of Eligibility on Form T-1 of the Trustee, as to which such counsel need not express an opinion) complied as to form in all material respects with the requirements of the Securities Act, the applicable rules and regulations thereunder and the Trust Indenture Act;

                                      (xi) The documents incorporated by
                          reference in the related prospectus and each amendment or supplement thereto (other than the financial statements and supporting schedules included therein or omitted therefrom and the statements of Eligibility on Form T-1 of the Trustee, as to which such counsel need not express an opinion), when they became effective or were filed with the Commission or as subsequently amended prior to the date of the relevant agreement of the type referred to in Section 3(o), as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder; and

                                      (xii) The statements made in the
                          prospectus, as amended or supplemented, under the caption "Description of the Notes" or such similar caption, insofar as such statements purport to constitute a summary of the terms of any of the Indenture or the Securities, constitute an accurate summary thereof in all material respects.

                        In giving such opinion, such counsel may limit its
            opinion to the law of The Commonwealth of Massachusetts and the federal law of the United States, and such counsel may rely as to all matters governed by the laws of jurisdictions other than the law of The Commonwealth of Massachusetts and the federal law of the United States, upon the opinion of counsel satisfactory to the Holders of a majority in aggregate principal amount of the Securities covered by the Shelf Registration Statement, their counsel or their managing underwriters, if any. Such counsel may also state that it has relied upon certificates of public officials and, insofar as such opinion involves factual matters, it has relied upon certificates of officers of the Company. In rendering its opinion, such counsel may rely as to matters of Florida law upon the opinion of Sheila M. McDevitt, Esq., and may assume the due authorization, execution and delivery of all documents by parties thereto, other than the Company. Such counsel shall also make a customary statement, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, that no facts have come to such counsel's attention that causes such counsel to believe that the Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and any documents incorporated by reference therein contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); and a customary statement that no facts have come to such counsel's attention that causes such counsel to believe that the prospectus included in the Shelf Registration Statement, as of its issue date or any closing date, or any amendment or supplement thereto, as of its issue date or any closing date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no comment as to the Forms T-1 or the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Shelf Registration Statement of the prospectus, as amended or supplemented. With respect to such statement, such counsel may state that its belief is based upon procedures set forth therein satisfactory to the Holders of a majority in aggregate principal amount of Securities, their counsel or managing underwriter but is without independent investigation or verification.

                        (r) The Company, if requested by Holders of a majority
            in aggregate principal amount of Securities covered by the Shelf Registration Statement, their counsel or the managing underwriters, if any, shall further cause its general counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement, and solely to the effect that:

                                      (i) The Company has been duly incorporated
                          and is a validly existing corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Shelf Registration Statement and the related prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under the relevant agreement referred to in Section 3(o) hereof and the Indenture;

                                      (ii) Each significant subsidiary (as such
                          term is defined in Rule 1-02 of Regulation S-X, each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Shelf Registration Statement and the related prospectus, and any amendment or supplement thereto; except as otherwise disclosed in the prospectus, and any amendment or supplement thereto, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record and, to the best of such counsel's knowledge, beneficially, by the Company, directly or indirectly through subsidiaries of the Company, free and clear of any lien, encumbrance or defect; and none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or, to the best of such counsel's knowledge, similar rights of any securityholder of such Significant Subsidiary;

                                      (iii) Each of the Securities and the
                          Indenture has been duly authorized, executed and delivered by the Company; the Securities have been validly issued and conform as to legal matters to the description thereof contained in the prospectus, as then amended or supplemented, and the Securities and the Indenture constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles;

                                      (iv) All descriptions in the Shelf
                          Registration Statement of written contracts and other documents to which the Company is a party are accurate in all material respects; to the knowledge of such counsel, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Shelf Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                                      (v) No filing, registration or
                          qualification with, or authorization, approval, consent, license, order or decree of, any court or governmental agency or body (including without limitation the Florida Public Service Commission) is necessary or required in connection with the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof or the Indenture or for the issuance or delivery of the Securities by the Company, except such as may be required under state securities laws as to which such counsel need express no opinion;

                                      (vi) The execution, delivery and
                          performance by the Company of the relevant agreement of the type referred to in Section 3(o) hereof and the Indenture, and the consummation of the transactions contemplated by such agreement and the Shelf Registration Statement do not and will not, whether with or without the giving of notice or lapse of time or both, (i) violate, constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 2001 or any of the Company's Forms 10-Q or 8-K filed thereafter but on or prior to the date of such opinion, or (ii) violate (x) the charter or by-laws of the Company or any Significant Subsidiary, (y) any applicable statute, rule or regulation, or (z) any judgment, order, writ or decree known to such counsel of any government, government instrumentality or court; and

                                      (vii) the relevant agreement of the type
                          referred to in Section 3(o) hereof has been duly authorized, executed and delivered by the Company;

                        In giving such opinion, such counsel may limit her
            opinion to the law of the State of Florida, and such counsel may rely as to all matters governed by the laws of jurisdictions other than the law of the State of Florida, upon the opinion of counsel satisfactory to the Holders of a majority in aggregate principal amount of the Securities covered by the Shelf Registration Statement, their counsel or their managing underwriters, if any. Such counsel may assume the due authorization, execution and delivery of documents by the parties thereto, other than the Company. Such counsel shall also make a customary statement, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, that no facts have come to such counsel's attention that causes such counsel to believe that the Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and any documents incorporated by reference therein contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); and a customary statement that no facts have come to such counsel's attention that causes such counsel to believe that the prospectus, as of its issue date or any closing date, or any amendment or supplement thereto, as of its issue date or any closing date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no comment as to the Forms T-1 or the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Shelf Registration Statement of the prospectus, as amended or supplemented. With respect to such statement, such counsel may state that its belief is based upon procedures set forth therein satisfactory to the Holders of a majority in aggregate principal amount of Securities, their counsel or managing underwriter but is without independent investigation or verification.

                        (s) The Company, if requested by Holders of a majority
            in aggregate principal amount of Securities covered by the Shelf Registration Statement, their counsel or the managing underwriters, if any, shall further cause (i) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (ii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter and updates thereof in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                        (t) In the case of the Registered Exchange Offer, if
            requested by the Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to the Initial Purchaser or such Participating Broker-Dealer signed opinions in the form set forth in Section 6(c) and 6(d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to the Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) of the Purchase Agreement, with appropriate date changes.

                        (u) If a Registered Exchange Offer or a Private Exchange
            is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                        (v) In the event that any broker-dealer registered under
            the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                        (w) The Company shall use its reasonable best efforts to
            take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

            4.          Registration Expenses.

                        (a) All expenses incident to the Company's performance
            of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                                      (i) all registration and filing fees and
                          expenses;

                                      (ii) all fees and expenses of compliance
                          with federal securities and state "blue sky" or securities laws;

                                      (iii) all expenses of printing (including
                          printing certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of prospectuses), messenger and delivery services and telephone;

                                      (iv) all fees and disbursements of counsel
                          for the Company;

                                      (v) all application and filing fees in
                          connection with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                                      (vi) all fees and disbursements of
                          independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

            Notwithstanding the foregoing, in no event shall the Company be responsible for underwriting discounts or commissions or brokerage fees or commissions incurred by the selling Holders in connection with a Shelf Registration Statement. The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and expenses of counsel to the managing underwriters and the selling securityholders to the extent not required to be paid by the Company pursuant to this Section 4.

                        (b) In connection with any Registration Statement
            required by this Agreement, the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are tendering Initial Securities in the Registered Exchange Offer and/or selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Ropes & Gray unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

            5.          Indemnification.

                        (a) The Company agrees to indemnify and hold harmless
            each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if such loss, claim, damage or liability is determined by a court of competent jurisdiction to arise out of an untrue statement or omission that was corrected in the final prospectus and the Company had previously furnished sufficient copies thereof to such Holder or Participating Broker-Dealer in sufficient time to enable such Holder or Participating Broker-Dealer to deliver to such person such prospectus; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                        (b) Each Holder of the Securities, severally and not
            jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                        (c) Promptly after receipt by an indemnified party under
            this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement
            (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                        (d) If the indemnification provided for in this Section
            5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                        (e) The agreements contained in this Section 5 shall
            survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            6.          Additional Interest Under Certain Circumstances.

                        (a) Additional interest (the "ADDITIONAL INTEREST") with
            respect to the Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

                                      (i) any Registration Statement required by
                          this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

                                      (ii) any Registration Statement required
                          by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

                                      (iii) the Registered Exchange Offer has
                          not been consummated on or prior to the Consummation Deadline; or

                                      (iv) any Registration Statement required
                          by this Agreement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph
                          (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

            Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

            Additional Interest shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Transfer Restricted Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "ADDITIONAL INTEREST RATE") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.50% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 2.0% per annum.

                        (b) A Registration Default referred to in Section
            6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is either proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events or the Company has delayed filing and distributing such amendment or supplement pursuant to the first and second provisos of the first sentence of Section 3(j) of this Agreement; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

                        (c) Any amounts of Additional Interest due pursuant to
            Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Transfer Restricted Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Transfer Restricted Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                        (d) "TRANSFER RESTRICTED SECURITIES" means each Security
            until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement,
            (iii) the date on which
            such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

            7. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

            8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the approval of the Company (which shall not be unreasonably withheld) and provided that at least 10% of the outstanding Transfer Restricted Securities are included in such underwritten offering. The Company shall not be obligated to arrange for more than two underwritten offerings during the Shelf Registration Period.

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9.          Miscellaneous.

                        (a) Remedies. The Company acknowledges and agrees that
            any failure by the Company to comply with its obligations under
            Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                        (b) No Inconsistent Agreements. The Company will not on
            or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                        (c) Amendments and Waivers. The provisions of this
            Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents. Without the consent of the Holder of each Security, however, no modification may change the provisions relating to the payment of Additional Interest.

                        (d) Notices. All notices and other communications
            provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                                    (1) if to a Holder of the Securities, at
                          the most current address given by such Holder to the Company.

                                    (2) if to the Initial Purchaser;

                                    Credit Suisse First Boston Corporation
                                    Eleven Madison Avenue
                                    New York, NY 10010-3629
                                    Fax No.:  (212) 325-8278
                                    Attention:  Transactions Advisory Group

                          with a copy to:

                                    Ropes & Gray
                                    One International Place
                                    Boston, MA 02110
                                    Fax No.: (617) 951-7050
                                    Attention: Mark V. Nuccio

                                    (3) if to the Company, at its address as
                          follows:

                                    TECO Energy, Inc.
                                    702 North Franklin Street
                                    Tampa, FL 33602
                                    Attention:  General Counsel

                          with a copy to:

                                    Palmer & Dodge LLP
                                    111 Huntington Avenue
                                    Boston, MA 02199-4111
                                    Attention: David R. Pokross, Jr.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                        (e) Third Party Beneficiaries. The Holders shall be
            third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                        (f) Successors and Assigns. This Agreement shall be
            binding upon the Company and its successors and assigns.

                        (g) Counterparts. This Agreement may be executed in any
            number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                        (h) Headings. The headings in this Agreement are for
            convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                        (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY,
            AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                        (j) Severability. If any one or more of the provisions
            contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                        (k) Securities Held by the Company. Whenever the consent
            or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                        (l) Submission to Jurisdiction. The Company hereby
            submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

                                               Very truly yours,

                                               TECO ENERGY, INC.


                                               By /s/ Sandra W. Callahan
                                                  -------------------------
                                                  Name:  Sandra W. Callahan
                                                  Title: Vice President/Treasury
                                                         and Risk Management and
                                                         Treasurer




The foregoing Registration
Rights Agreement is hereby
confirmed and accepted as
of the date first above
written.

CREDIT SUISSE FIRST BOSTON CORPORATION

By /s/ James Bartlett
   -----------------------------
    Name:  James Bartlett
    Title: Managing Director

                                                                         ANNEX A

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 200 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


--------

(1) In addition, the legend, if any, required by Item 502(b) of Regulation S-K will appear on the inside front cover page of the Exchange Offer prospectus below the Table of Contents.

            For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:_______________________________________

          Address:____________________________________





If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.